UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8659 Research Drive

Irvine, CA 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 30, 2012, Multi-Fineline Electronix, Inc. (the “Company”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with WBL Corporation Limited (“WBL”) and two of its subsidiaries, United Wearnes Technology Pte Ltd (“United Wearnes”) and Wearnes Technology (Private) Limited (“Wearnes Technology”). In this Current Report on Form 8-K, the Company refers to WBL, United Wearnes and Wearnes Technology collectively as the “WBL stockholders.”

The WBL stockholders own approximately 62% of the Company’s common stock. Since the completion of the Company’s initial public offering in 2004, the WBL stockholders have maintained a controlling interest in the Company. The Registration Rights Agreement relates to the 14,817,052 shares of the Company’s common stock held by WBL stockholders as of the date hereof.

Pursuant to the Registration Rights Agreement, the Company is required to use its reasonable efforts to register the shares of its common stock held by the WBL stockholders by filing one shelf registration statement that permits the resale of shares by the WBL stockholders and their permitted assigns into the market from time to time over an extended period. The Company has the right to postpone the filing or amendment of the shelf registration statement upon the occurrence of certain conditions. In addition, the WBL stockholders and their permitted assigns have the ability to exercise certain piggyback registration rights with respect to the Company’s shares it holds if the Company elects to register any of its common stock.

The Registration Rights Agreement also includes provisions dealing with allocation of securities included in registration statements, registration procedures, limitations on the grant of subsequent registration rights, indemnification, contribution, assignment, and allocation of expenses. If the WBL stockholders fail to sell at least 4,000,000 of the shares they hold in a transaction effected off the shelf registration statement within twelve months following its effectiveness, the Registration Rights Agreement will terminate. The twelve-month period following effectiveness is subject to extension upon the occurrence of certain conditions. Also, the Registration Rights Agreement will terminate when the WBL stockholders and their permitted assigns no longer hold any “registrable securities” (as defined in the Registration Rights Agreement). “Registrable securities” refers to all shares of the Company’s common stock owned by the WBL stockholders or acquired by their permitted assigns from any of the WBL stockholders.

Pursuant to the Registration Rights Agreement, the Company is required to pay all fees and expenses incident to the registration of the shares of its common stock held by the WBL stockholders and the initial offering effected by them and their permitted assigns, including, without limitation, registration and filing fees, fees and expenses related to compliance with “Blue Sky” laws, printing expenses, expenses of its legal counsel and independent certified public accountants and all expenses related to the “road show” for any underwritten offering, but excluding any underwriting discounts, selling commissions and transfer taxes and all fees and expenses of the WBL stockholders’ legal counsel. However, all fees and expenses incident to any subsequent offering by the WBL stockholders and their permitted assigns after the first completed offering will be shared equally (i.e. 50 percent each) between the Company and the WBL stockholders and their permitted assigns, as applicable, excluding any underwriting discounts, selling commissions and transfer taxes and all fees and expenses of their respective legal counsel.

The foregoing description is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

Important Information

The shelf registration statement the Company expects to file with the Securities and Exchange Commission (“SEC”) has not yet become effective. The shares of the Company’s common stock held by the WBL stockholders may not be sold under the shelf registration statement nor may offers to buy be accepted prior to the time the registration statement becomes effective. Any offering of the Company’s common stock by the WBL stockholders will be made only by means of prospectus, copies of which may be obtained at the SEC website at www.sec.gov. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01	Regulation FD Disclosure

The Company is expecting to enter into a 10b5-1 Repurchase Plan Agreement as of December 3, 2012, providing for the repurchase of up to 200,000 shares in the aggregate of the Company’s common stock on the open market. These repurchases of common stock will be made under a Rule 10b5-1 plan, which permits common stock to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The timing, price and volume of repurchases under the Rule 10b5-1 plan will be based on market conditions, relevant securities laws and other factors. The Company’s Board of Directors previously authorized a repurchase program for the Company to repurchase up to an aggregate of 1,100,000 shares of the Company’s common stock. The current Rule 10b5-1 plan constitutes a portion of the remaining 611,600 shares authorized for repurchase. Neither the stock repurchase program nor the current Rule 10b5-1 plan require the Company to repurchase any minimum number of shares, and the Company may terminate the repurchase program at any time. The Company may enter into additional repurchase plans from time to time covering the balance of the shares in the repurchase program.

Pursuant to the terms of the Registration Rights Agreement, the WBL stockholders may not make an offering of the Company’s common stock until at least 14 days after the termination of the Rule10b5-1 plan. The Rule 10b5-1 plan will expire on December 31, 2012 unless terminated earlier in accordance with its terms.

On December 3, 2012, the Company issued a news release announcing the Registration Rights Agreement and the 10b5-1 Repurchase Plan Agreement. A copy of the news release is attached as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including the news release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement dated November 30, 2012 among Multi-Fineline Electronix, Inc., Wearnes Technology (Private) Limited, United Wearnes Technology Pte Ltd, and WBL Corporation Limited.

99.1	News release announcing the Registration Rights Agreement and the 10b5-1 Repurchase Plan Agreement, dated December 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc., a Delaware corporation

Date: December 3, 2012	By:	/s/ Thomas Liguori
Thomas Liguori
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement dated November 30, 2012 among Multi-Fineline Electronix, Inc., Wearnes Technology (Private) Limited, United Wearnes Technology Pte Ltd, and WBL Corporation Limited.

99.1	News release announcing the Registration Rights Agreement and the 10b5-1 Repurchase Plan Agreement, dated December 3, 2012.